UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): May 6, 2011 (May 3, 2011)

Avis Budget Group, Inc.
(Exact name of registrant as specified in its charter)

Delaware	1-10308	06-0918165
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

6 Sylvan Way Parsippany, NJ	07054
(Address of Principal Executive Offices)	(Zip Code)

(973) 496-4700
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

Amendment to Credit Facilities
On May 3, 2011, the Company announced that its subsidiary, Avis Budget Car Rental, LLC (“ABCR”) has entered into an amendment and restatement, dated as of May 3, 2011, of the Credit Agreement dated as of April 19, 2006, as amended, with JPMorgan Chase Bank, N.A., as Administrative Agent and the other lenders parties thereto (the “Amended and Restated Credit Agreement”).  Pursuant to the Amended and Restated Credit Agreement, the maturity date of ABCR’s revolving credit facility has been extended to 2016 and the available capacity under the revolving credit facility has been expanded to $1.2 billion.  The Amended and Restated Credit Agreement also contains revised pricing terms for the revolving credit facility, revised affirmative covenants and revised financial and other negative covenants.  In connection with the Amended and Restated Credit Agreement, ABCR also entered into an Amended and Restated Guarantee and Collateral Agreement.

A copy of each of the Amended and Restated Credit Agreement and the Amended and Restated Guarantee and Collateral Agreement is attached hereto as Exhibit 10.1 and Exhibit 10.2, respectively, and are incorporated by reference herein.

Asset-Backed Note Offering
On May 3, 2011, our Avis Budget Rental Car Funding (AESOP) LLC subsidiary (the “Issuer”) issued $700 million of asset-backed securities, comprised of $174.0 million aggregate principal amount of Series 2011-1 1.85% Rental Car Asset Backed Notes, Class A and $26.0 million aggregate principal amount of Series 2011-1 2.98% Rental Car Asset Backed Notes, Class B (together, the “Series 2011-1 Notes”), $261.0 million aggregate principal amount of Series 2011-2 2.37% Rental Car Asset Backed Notes, Class A and $39.0 million aggregate principal amount of Series 2011-2 3.65% Rental Car Asset Backed Notes, Class B (together, the “Series 2011-2 Notes”), and $174.0 million aggregate principal amount of Series 2011-3 3.41% Rental Car Asset Backed Notes, Class A and $26.0 million aggregate principal amount of Series 2011-3 4.74% Rental Car Asset Backed Notes, Class B (together, the “Series 2011-3 Notes”, and, together with the Series 2011-1 Notes and the Series 2011-2 Notes, the “Notes”).  The Issuer issued the Series 2011-1 Notes under the Series 2011-1 Supplement (the “Series 2011-1 Supplement”) dated May 3, 2011, between the Issuer and The Bank of New York Mellon Trust Company, N.A. (“BNYMellon”), as trustee and as Series 2011-1 Agent, to the Second Amended and Restated Base Indenture (the “Base Indenture”), dated as of June 3, 2004, as amended, between the Issuer and BNYMellon, as trustee.  The Issuer issued the Series 2011-2 Notes under the Series 2011-2 Supplement (the “Series 2011-2 Supplement”) dated May 3, 2011, between the Issuer and BNYMellon, as trustee and as Series 2011-2 Agent, to the Base Indenture.  The Issuer issued the Series 2011-3 Notes under the Series 2011-3 Supplement (the “Series 2011-3 Supplement”) dated May 3, 2011, between the Issuer and BNYMellon, as trustee and as Series 2011-2 Agent, to the Base Indenture.

The Notes are secured under the Base Indenture primarily by vehicles in our domestic fleet and other related assets.  A copy of each of the 2011-1 Supplement, the 2011-2 Supplement and the 2011-3 Supplement is attached hereto as Exhibit 10.3, Exhibit 10.4, and Exhibit 10.5, respectively, and are incorporated by reference herein.

Certain of the lenders party to the Amended and Restated Credit Agreement, the purchasers of the Notes, and the trustee, and their respective affiliates, have performed and may in the future perform, various commercial banking, investment banking and other financial advisory services for us and our subsidiaries for which they have received, and will receive, customary fees and expenses.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information described above under “Item 1.01 Entry into a Material Definitive Agreement” is incorporated herein by reference.

Item 7.01	Regulation FD.

A press release announcing the completion of the Amended and Restated Credit Agreement is furnished as Exhibit 99.1 to this report, and is incorporated herein by reference.  The information in this exhibit shall not be treated as filed for purposes of the Securities Exchange Act of 1934, as amended.

Item 9.01	Financial Statements and Exhibits.

(d)           Exhibits.

The following exhibits are filed as part of this report:

Exhibit No.	Description
10.1
Amended and Restated Credit Agreement, dated as of May 3, 2011, among Avis Budget Holdings, LLC, Avis Budget Car Rental, LLC, the subsidiary borrowers from time to time parties thereto, the several lenders from time to time parties thereto, Deutsche Bank Securities Inc. as syndication agent, Citicorp USA, Inc., Bank of America, N.A., Barclays Bank PLC and Credit Agricole Corporate and Investment Bank and The Royal Bank of Scotland PLC, as co-documentation agents, and JPMorgan Chase Bank, N.A., as administrative agent.

10.2	Amended and Restated Guarantee & Collateral Agreement, dated as of May 3, 2011, among made by each of the signatories thereto in favor of JPMorgan Chase Bank, N.A., as administrative agent.
10.3	Series 2011-1 Supplement, dated as of May 3, 2011, between Avis Budget Rental Car Funding (AESOP) LLC and The Bank of New York Mellon Trust Company, N.A., as trustee and as Series 2011-1 Agent.
10.4	Series 2011-2 Supplement, dated as of May 3, 2011, between Avis Budget Rental Car Funding (AESOP) LLC and The Bank of New York Mellon Trust Company, N.A., as trustee and Series 2011-2 Agent.
10.5	Series 2011-3 Supplement, dated as of May 3, 2011, between Avis Budget Rental Car Funding (AESOP) LLC and The Bank of New York Mellon Trust Company, N.A., as trustee and Series 2011-3 Agent.
99.1	Press Release dated May 3, 2011.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

AVIS BUDGET GROUP, INC.
By:	/s/ Jean M. Sera
Name: Title:	Jean M. Sera Senior Vice President and Secretary

Date: May 6, 2011

AVIS BUDGET GROUP, INC.
CURRENT REPORT ON FORM 8-K
Report Dated May 6, 2011 (May 3, 2011)

EXHIBIT INDEX

Exhibit No.	Description
10.1
Amended and Restated Credit Agreement, dated as of May 3, 2011, among Avis Budget Holdings, LLC, Avis Budget Car Rental, LLC, the subsidiary borrowers from time to time parties thereto, the several lenders from time to time parties thereto, Deutsche Bank Securities Inc. as syndication agent, Citicorp USA, Inc., Bank of America, N.A., Barclays Bank PLC and Credit Agricole Corporate and Investment Bank and The Royal Bank of Scotland PLC, as co-documentation agents, and JPMorgan Chase Bank, N.A., as administrative agent.

10.2	Amended and Restated Guarantee & Collateral Agreement, dated as of May 3, 2011, among made by each of the signatories thereto in favor of JPMorgan Chase Bank, N.A., as administrative agent.
10.3	Series 2011-1 Supplement, dated as of May 3, 2011, between Avis Budget Rental Car Funding (AESOP) LLC and The Bank of New York Mellon Trust Company, N.A., as trustee and as Series 2011-1 Agent.
10.4	Series 2011-2 Supplement, dated as of May 3, 2011, between Avis Budget Rental Car Funding (AESOP) LLC and The Bank of New York Mellon Trust Company, N.A., as trustee and Series 2011-2 Agent.
10.5	Series 2011-3 Supplement, dated as of May 3, 2011, between Avis Budget Rental Car Funding (AESOP) LLC and The Bank of New York Mellon Trust Company, N.A., as trustee and Series 2011-3 Agent.
99.1	Press Release dated May 3, 2011.